Asset Backed Securities Portfolio Analysis
Encore
2005-4
All records
3,931 records

Selection Criteria: All records
Table of Contents
  Summary
  Summary
  Mortgage Rate
  Margin (ARM Loans)
  Floor (ARM Loans)
  Ceiling (ARM Loans)
  Initial Cap (ARM Loans)
  Periodic Cap (ARM Loans)
  CLTV (without silent second)
  Credit Score
  DTI
  Original Principal Balance
  Loan Purpose
  Product Type
  Interest Only Term
  Loan Type
  Property Type
  Documentation
  Lien
  Originator
  State

1. Summary

Total Number of Loans: 3,931
Total Loan Balance: 842,655,513.46
Average Loan Balance: 214,361.62
WA CLTV (w/o Silent Sec): 79.00
WAC: 7.358
WA Rem Term: 357
Fixed Rate: 20.18
IOs: 18.60
MH: 0.00
1st Lien: 100.00
% Owner Occupied: 95.87
% Full Doc: 52.92
% Stated: 45.52
% Cash Out: 81.94
% Purchase: 11.75

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2. Summary

% Portfolio with Silent Second: 1.87
Balance with Silent Second: 15,718,003.75
Number of Loans with Silent Second: 68
CLTV: 79.31
California %: 37.74
% with Prepay: 74.73

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3. Mortgage Rate

Mortgage Rate	Balance	% Balance
4.500 - 4.999	1,486,551.55	0.18
5.000 - 5.499	8,036,724.38	0.95
5.500 - 5.999	65,501,565.35	7.77
6.000 - 6.499	112,582,548.40	13.36
6.500 - 6.999	171,188,389.35	20.32
7.000 - 7.499	119,956,705.39	14.24
7.500 - 7.999	170,917,327.03	20.28
8.000 - 8.499	73,333,912.25	8.70
8.500 - 8.999	73,679,896.84	8.74
9.000 - 9.499	22,273,488.87	2.64
9.500 - 9.999	15,845,080.13	1.88
10.000 - 10.499	4,625,795.70	0.55
10.500 - 10.999	1,884,420.64	0.22
11.000 - 11.499	1,029,879.08	0.12
11.500 - 11.999	313,228.50	0.04
Total:	842,655,513.46	100.00

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4. Margin (ARM Loans)

Margin (ARM Loans)	Balance	% Balance
3.501 - 4.000	4,037,280.00	0.60
4.001 - 4.500	36,713,366.22	5.46
4.501 - 5.000	1,665,675.19	0.25
5.001 - 5.500	238,000.00	0.04
5.501 - 6.000	413,584,006.13	61.49
6.001 - 6.500	12,422,737.79	1.85
6.501 - 7.000	202,769,804.47	30.15
7.001 - 7.500	189,000.00	0.03
7.501 - 8.000	857,530.42	0.13
8.501 - 9.000	161,157.51	0.02
Total:	672,638,557.73	100.00

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5. Floor (ARM Loans)

Floor (ARM Loans)	Balance	% Balance
4.501 - 5.000	1,955,858.99	0.29
5.001 - 5.500	9,068,379.41	1.35
5.501 - 6.000	35,301,209.74	5.25
6.001 - 6.500	72,631,010.53	10.80
6.501 - 7.000	126,071,032.32	18.74
7.001 - 7.500	110,108,537.79	16.37
7.501 - 8.000	141,855,715.74	21.09
8.001 - 8.500	70,005,832.92	10.41
8.501 - 9.000	63,408,381.34	9.43
9.001 - 9.500	20,494,681.59	3.05
9.501 - 10.000	14,928,521.82	2.22
10.001 - 10.500	3,810,667.32	0.57
10.501 - 11.000	1,655,620.64	0.25
11.001 - 11.500	1,029,879.08	0.15
11.501 - 12.000	313,228.50	0.05
Total:	672,638,557.73	100.00

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6. Ceiling (ARM Loans)

Ceiling (ARM Loans)	Balance	% Balance
11.501 - 12.000	1,955,858.99	0.29
12.001 - 12.500	9,419,879.41	1.40
12.501 - 13.000	36,225,840.72	5.39
13.001 - 13.500	72,279,510.53	10.75
13.501 - 14.000	125,441,480.63	18.65
14.001 - 14.500	110,384,837.79	16.41
14.501 - 15.000	141,605,636.45	21.05
15.001 - 15.500	69,684,532.92	10.36
15.501 - 16.000	63,765,285.19	9.48
16.001 - 16.500	20,305,777.74	3.02
16.501 - 17.000	14,477,644.63	2.15
17.001 - 17.500	4,093,544.51	0.61
17.501 - 18.000	1,655,620.64	0.25
18.001 - 18.500	1,029,879.08	0.15
18.501 - 19.000	313,228.50	0.05
Total:	672,638,557.73	100.00

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7. Initial Cap (ARM Loans)

Initial Cap (ARM Loans)	Balance	% Balance
1.000	1,290,931.68	0.19
2.000	150,691,529.76	22.40
3.000	520,656,096.29	77.41
Total:	672,638,557.73	100.00

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8. Periodic Cap (ARM Loans)

Periodic Cap (ARM Loans)	Balance	% Balance
1.000	18,849,688.11	2.80
2.000	653,788,869.62	97.20
Total:	672,638,557.73	100.00

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9. CLTV (without silent second)

CLTV (without silent second)	Balance	% Balance
10.01 - 15.00	66,933.17	0.01
15.01 - 20.00	489,489.50	0.06
20.01 - 25.00	1,254,575.38	0.15
25.01 - 30.00	1,488,892.65	0.18
30.01 - 35.00	3,407,222.91	0.40
35.01 - 40.00	3,670,868.93	0.44
40.01 - 45.00	7,497,780.09	0.89
45.01 - 50.00	15,108,951.78	1.79
50.01 - 55.00	18,484,799.36	2.19
55.01 - 60.00	33,845,776.27	4.02
60.01 - 65.00	46,616,969.15	5.53
65.01 - 70.00	71,246,185.55	8.45
70.01 - 75.00	75,682,298.70	8.98
75.01 - 80.00	158,101,087.12	18.76
80.01 - 85.00	134,619,040.43	15.98
85.01 - 90.00	170,734,815.49	20.26
90.01 - 95.00	78,960,946.88	9.37
95.01 - 100.00	21,378,880.10	2.54
Total:	842,655,513.46	100.00

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10. Credit Score

Credit Score	Balance	% Balance
500 - 519	40,077,478.17	4.76
520 - 539	64,978,034.21	7.71
540 - 559	77,840,141.65	9.24
560 - 579	88,812,940.62	10.54
580 - 599	86,958,791.55	10.32
600 - 619	88,584,211.33	10.51
620 - 639	94,603,968.00	11.23
640 - 659	68,806,834.48	8.17
660 - 679	59,605,847.30	7.07
680 - 699	52,615,283.22	6.24
700 - 719	41,843,554.13	4.97
720 - 739	32,629,835.51	3.87
740 - 759	21,831,104.03	2.59
760 >=	23,467,489.26	2.78
Total:	842,655,513.46	100.00

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11. DTI

DTI	Balance	% Balance
0.01 - 11.00	740,124.44	0.09
11.01 - 16.00	4,341,753.63	0.52
16.01 - 21.00	11,246,595.27	1.33
21.01 - 26.00	33,778,534.54	4.01
26.01 - 31.00	58,842,915.54	6.98
31.01 - 36.00	97,832,182.06	11.61
36.01 - 41.00	145,916,988.77	17.32
41.01 - 46.00	192,135,988.65	22.80
46.01 - 51.00	245,224,142.89	29.10
51.01 - 56.00	52,434,179.07	6.22
56.01 - 61.00	162,108.60	0.02
Total:	842,655,513.46	100.00

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12. Original Principal Balance

Original Principal Balance	Balance	% Balance
50,000 - 99,999	28,401,117.09	3.37
100,000 - 149,999	112,232,196.86	13.32
150,000 - 199,999	139,715,353.15	16.58
200,000 - 249,999	140,855,069.79	16.72
250,000 - 299,999	129,572,943.61	15.38
300,000 - 349,999	106,598,630.49	12.65
350,000 - 399,999	66,647,063.49	7.91
400,000 - 449,999	53,301,743.05	6.33
450,000 - 499,999	31,669,484.28	3.76
500,000 - 549,999	9,763,454.50	1.16
550,000 - 599,999	11,326,940.66	1.34
600,000 - 649,999	3,127,811.45	0.37
650,000 - 699,999	4,022,648.59	0.48
700,000 - 749,999	1,453,056.45	0.17
750,000 - 799,999	2,300,000.00	0.27
800,000 - 849,999	800,000.00	0.09
850,000 >=	868,000.00	0.10
Total:	842,655,513.46	100.00

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13. Loan Purpose

Loan Purpose	Balance	% Balance
Refi-Cash Out	690,488,494.87	81.94
Refi- Rate/Term	53,140,106.09	6.31
Purchase	99,026,912.50	11.75
Total:	842,655,513.46	100.00

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14. Product Type

Product Type	Balance	% Balance
ARM	672,638,557.73	79.82
FIXED	170,016,955.73	20.18
Total:	842,655,513.46	100.00

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15. Interest Only Term

Interest Only Term	Balance	% Balance
0	685,924,737.67	81.40
24	6,929,921.88	0.82
36	702,432.00	0.08
60	149,098,421.91	17.69
Total:	842,655,513.46	100.00

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16. Loan Type

Loan Type	Balance	% Balance
1 YR 1/29 ARM	15,359,244.74	1.82
10 YR Fixed	595,265.94	0.07
15 YR Fixed	4,692,529.66	0.56
2 YR I/O 2/28 ARM	6,929,921.88	0.82
20 YR Fixed	3,781,847.31	0.45
25 YR Fixed	1,080,768.43	0.13
2/28 ARM	317,492,829.59	37.68
2/28 Dual	112,971,627.80	13.41
3 YR I/O 3/27 ARM	702,432.00	0.08
30 YR Fixed	146,595,408.19	17.40
3/27 ARM	73,561,102.07	8.73
5 YR 5/25 ARM	8,449,693.22	1.00
5 YR I/O 2/28 ARM	94,475,071.70	11.21
5 YR I/O 30 YR Fixed	13,271,136.20	1.57
5 YR I/O 3/27 ARM	41,352,214.01	4.91
6 Month LIBOR	1,344,420.72	0.16
Total:	842,655,513.46	100.00

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17. Property Type

Property Type	Balance	% Balance
2-Unit	27,482,281.98	3.26
3-Unit	9,448,970.58	1.12
4-Unit	3,745,798.33	0.44
Attached PUD/Townhome	26,551,850.76	3.15
Detached PUD	70,100,134.04	8.32
High-Rise Condo (5+ Stories)	4,181,729.65	0.50
Low-Rise Condo (1-4 Stories)	38,446,973.27	4.56
SFR	662,697,774.85	78.64
Total:	842,655,513.46	100.00

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18. Documentation

Documentation	Balance	% Balance
Full Docs	445,975,392.16	52.92
Limited Docs	13,065,059.90	1.55
Stated Docs	383,615,061.40	45.52
Total:	842,655,513.46	100.00

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19. Lien

Lien	Balance	% Balance
1	842,655,513.46	100.00
Total:	842,655,513.46	100.00

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20. Originator

Originator	Balance	% Balance
Bravo	52,502,176.07	6.23
Encore	790,153,337.39	93.77
Total:	842,655,513.46	100.00

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21. State

State	Balance	% Balance
Alabama	1,466,247.72	0.17
Arizona	19,849,391.47	2.36
Arkansas	1,257,671.69	0.15
California	318,023,317.94	37.74
Colorado	4,728,660.28	0.56
Connecticut	14,260,547.21	1.69
Delaware	1,279,163.90	0.15
Florida	108,837,282.33	12.92
Georgia	14,577,707.19	1.73
Hawaii	2,452,700.59	0.29
Idaho	628,654.63	0.07
Illinois	72,604,483.17	8.62
Indiana	5,334,415.02	0.63
Iowa	1,590,005.64	0.19
Kansas	294,393.19	0.03
Kentucky	1,687,681.36	0.20
Louisiana	143,257.06	0.02
Maine	1,420,843.56	0.17
Maryland	34,777,543.85	4.13
Massachusetts	11,116,108.49	1.32
Michigan	20,040,831.85	2.38
Minnesota	11,047,882.94	1.31
Mississippi	1,100,719.81	0.13
Missouri	4,412,630.71	0.52
Montana	143,000.00	0.02
Nebraska	274,500.00	0.03
Nevada	11,600,448.25	1.38
New Hampshire	2,904,166.72	0.34
New Jersey	16,503,388.69	1.96
New Mexico	1,345,398.88	0.16
New York	37,728,660.11	4.48
North Carolina	5,589,773.33	0.66
North Dakota	150,000.00	0.02
Ohio	9,902,652.16	1.18
Oklahoma	652,081.79	0.08
Oregon	3,275,359.49	0.39
Pennsylvania	9,787,234.35	1.16
Rhode Island	3,494,639.38	0.41
South Carolina	3,175,444.98	0.38
Tennessee	2,733,401.33	0.32
Texas	5,724,393.95	0.68
Utah	687,851.78	0.08
Washington	4,703,677.43	0.56
Virginia	55,448,332.96	6.58
West Virginia	3,015,258.20	0.36
Wisconsin	4,961,890.31	0.59
Wyoming	143,200.00	0.02
Washington DC	5,778,617.77	0.69
Total:	842,655,513.46	100.00

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This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.